Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 25: SUBSEQUENT EVENTS

Grants under Equity and Token Incentive Compensation Plan of the Parent Company:

On January 8, 2024, a key officer, through his wholly owned entity, was awarded 2,337,212 restricted share units of the Parent Company. All shares shall fully vest on January 8, 2028. In addition, the officer was also awarded 1,000,000 restricted INX Tokens subject to a lock-up agreement until January 8, 2027.

On February 13, 2024, a former service provider filed a lawsuit against one of the Company’s subsidiaries for a breach of contract. The total amount value of the claim is approximately $184. Management of the Company intends to vigorously defend its position against this claim and believes that its resolution will not result in a material adverse effect on the Company’s financial position.